Exhibit 99.1

                            SHARE PURCHASE AGREEMENT

      THIS SHARE PURCHASE AGREEMENT (this "Agreement") is made and entered into as of May 21, 2004, by and between LY-Endurance, LLC, located at 51 West 52nd Street, 23rd Floor, New York, NY 10019 ("Seller") and Endurance Specialty Holdings Ltd., an exempted company organized in Bermuda (the "Company").

      WHEREAS, Seller desires to sell to the Company, and the Company desires to purchase from Seller, 2,036,834 ordinary shares, par value US$1.00 per share (the "Shares"), of the Company, for the amount set forth below and subject to the terms, conditions, promises, representations and warranties set forth herein; and

      WHEREAS, the parties hereto desire to set forth herein the terms and conditions of their agreements and understandings.

      NOW, THEREFORE, in consideration of the foregoing, of the mutual promises herein contained and of other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound, hereby covenant and agree as follows:

      1. Sale and Transfer of the Shares. Seller hereby sells, assigns, transfers, conveys and delivers the Shares to the Company.

      2. Instruments of Conveyance and Transfer. On the second business day following the date of execution hereof and subject to the delivery of the purchase price by the Company in accordance with Section 3, Seller shall deliver to the Company either (x) a stock certificate endorsed in blank or (y) a duly executed assignment separate from such certificate, in either case evidencing the transfer of the Shares, dated the date hereof, and in such form satisfactory to the Company as shall be effective to vest in the Company good and valid title to the Shares, free and clear of any option, call, contract, commitment, demand, lien, charge, security interest or encumbrance whatsoever. Seller shall at any time, and from time to time, after the date hereof, execute, acknowledge and deliver all further assignments, transfers, and any other such instruments of conveyance, upon the request of the Company, to confirm the sale of the Shares hereunder.

      3. Payment by Buyer. On the second business day following the date of execution hereof and subject to the delivery of the Shares and applicable instruments of conveyance and transfer by the Seller in accordance with Sections 1 and 2 of this Agreement, the Company shall transmit to the Seller a purchase price of US$31.779 per share, for an aggregate purchase price of US$64,728,547.69, by wire transfer of immediately available funds.

      4. Representations and Warranties of Seller. Seller represents and warrants that:

            (a) Seller has the full, absolute and entire power and legal right to execute, deliver and perform this Agreement.

            (b) The execution and delivery by the Seller of this Agreement and the consummation of the transactions contemplated hereby have been duly and validly authorized by all necessary action on part of the Seller and when duly and validly executed, will constitute a legal, valid and binding obligation of the Seller enforceable against the Seller in accordance with its terms.

            (c) The Shares are owned of record and beneficially by Seller, free and clear of any option, call, contract, commitment, demand, lien, charge, security interest or encumbrance whatsoever.

            (d) The Seller has received the consent of Goldman, Sachs & Co. and Merrill Lynch, Pierce Fenner & Smith Incorporated (the "Representatives") as required under that certain Lock-Up Agreement entered into by the Seller and the Representatives as of February 25, 2004, for the sale of the Shares to the Company.

      5. Representations and Warranties of the Company. The Company represents and warrants that:

            (a) The Company has the full, absolute and entire power and legal right to execute, deliver and perform this Agreement.

            (b) The execution and delivery by the Company of this Agreement and the consummation of the transactions contemplated hereby have been duly and validly authorized by all necessary action on part of the Company and when duly and validly executed, will constitute a legal, valid and binding obligation of the Company enforceable against the Company in accordance with its terms.

            (c) The execution of this Agreement and the purchase of the Shares by the Company will not conflict with the Purchase Agreement entered into by the Company and the Representatives (as defined therein), dated as of March 3, 2004.

      6. Acknowledgments. Seller acknowledges that:

            (a) Seller has not relied upon any representations (whether oral or written) with respect to the Company or the Shares other than as set forth in this Agreement.

            (b) Seller has had an opportunity to discuss the Company's business, management and financial affairs with directors, officers and management of the Company. Seller has also had the opportunity to ask questions of and receive answers from, the Company and its management regarding the terms of this transaction. Seller believes that it has received all the information it considers necessary or appropriate for deciding whether to sell the Shares.

            (c) The Seller represents that it (i) is a "qualified institutional buyer" within the meaning of Rule 144A promulgated under the Securities Act of 1933, as amended (the "Securities Act"), or an institutional "accredited investor" as that term is defined in Regulation D promulgated under the Securities Act ("Regulation D") and has such knowledge, sophistication and experience in financial and business matters as to be capable of evaluating independently the merits, risks and suitability of entering into this Agreement and the transactions contemplated hereby, (ii) is able to bear the risks attendant to the transactions contemplated hereby, and (iii) is dealing with the Company on a professional arm's-length basis as defined in Regulation D.

            (d) Seller acknowledges and agrees that it has had a full and complete opportunity to consult legal, tax and business advisors and has in fact consulted such advisors with respect to this agreement and any matters contemplated hereunder. Seller further acknowledges that it has not engaged or employed any broker or finder in connection with the transactions referred to herein and that the sale of the Shares has been privately negotiated by the Seller and the Company.

      7. Governing Law. This Agreement shall be construed in accordance with the laws of Bermuda.

      8. Invalidity or Unenforceability. In case any one or more of the provisions contained in this Agreement shall, for any reason, be held to be invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect the other provisions of this Agreement, and this Agreement shall be construed as if such invalid, illegal or unenforceable provision had never been contained herein.

      9. Benefits and Burdens. This Agreement is binding upon, and inures to the benefit of, the parties hereto and their respective estates, executors, administrators, legatees, heirs, and personal and legal representatives, successors and permitted assigns.

      10. Change; Waiver. No change or modification of this Agreement shall be valid unless the same is in writing and signed by the parties hereto. No waiver of any provision of this Agreement shall be valid unless in writing and signed by the party waiving its rights. The failure of either party at any time to insist upon, or any delay by either party at any time to insist upon, strict performance of any condition, promise, agreement or understanding set forth herein shall not be construed as a waiver or relinquishment of the right to insist upon strict performance of the same condition, promise, agreement or understanding at a future time.

      11. Entire Agreement. This Agreement sets forth all of the promises, agreement, conditions, understandings and covenants between the parties hereto with respect to the subject matter referred to herein, and there are no promises other than as set forth herein. Any and all prior agreements with respect to such subject matter are hereby revoked. This Agreement is, and is intended by the parties to be, an integration of any and all prior agreements or understandings, oral or written, with respect to such subject matter.

      12. Headings. The headings and other captions in this Agreement are for convenience and reference only and shall not be used in interpreting, construing or enforcing any of the provisions of this Agreement.

      13. Counterparts. This Agreement may be executed in any number of counterparts, which may be by facsimile, all of which counterparts taken together shall constitute one and the same instrument.

                            [Execution Page Follows]

      IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.

                                     COMPANY:

                                     ENDURANCE SPECIALTY HOLDINGS LTD.


                                     By: /s/ Kenneth J. LeStrange
                                        --------------------------------------
                                         Name:  Kenneth J. LeStrange
                                         Title: Chairman, President and
                                                Chief Executive Officer

                                     SELLER:

                                     LY-ENDURANCE, LLC


                                     By: /s/ Bruce Rubin
                                        --------------------------------------
                                           Name:  Bruce Rubin
                                           Title: Director